MANAGERS TRUST I

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Supplement dated June 30, 2011 to the Summary Prospectus dated March 1, 2011

The following information supplements and supersedes any information to the contrary relating to Managers Frontier Small Cap Growth Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Summary Prospectus dated March 1, 2011.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated March 1, 2011, as supplemented March 22, 2011 and June 30, 2011, are incorporated by reference into this summary prospectus.

Effective July 1, 2011 (“Effective Date”), the Fund will be closed to new investors, except as noted below.

All shareholders of the Fund as of the close of business of the Fund on June 30, 2011, may continue to purchase shares of the Fund, including (A) shareholders who hold an account directly with the Fund and (B) those shareholders of the Fund as of the close of business on June 30, 2011, who are invested in the Fund through (1) a financial intermediary account, (2) a financial platform, (3) a defined contribution plan, (4) a defined benefit plan, or (5) the ManagersChoice® program or other asset allocation program (collectively, “financial intermediaries”).

A defined contribution plan or asset allocation program that has accounts or client assets invested in the Fund as of the close of business on June 30, 2011, regardless of whether such plan or program is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. As of the Effective Date, the Fund will only accept new shareholders from other financial intermediaries in the discretion of Fund management.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, permit new accounts in the Fund to be opened by certain investors. The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE